Exhibit 99.1

Wabtec Reports Second Quarter 2025 Results
Raises Adjusted EPS Guidance

SALES		GAAP DILUTED EARNINGS PER SHARE		ADJUSTED DILUTED EARNINGS PER SHARE
2Q’25	First Half ‘25	2Q’25	First Half ‘25	2Q’25	First Half ‘25

$2.71B	$5.32B	$1.96	$3.84	$2.27	$4.55
+2.3% YOY	+3.4%YOY	+19.5% YOY	+21.1%YOY	+15.8% YOY	+18.2% YOY

Q2 2025 HIGHLIGHTS

“The Wabtec team has delivered another strong quarter, highlighted by margin expansion and double digit earnings per share growth,” said Rafael Santana, Wabtec’s President and CEO.
“With the first half of the year complete, we remain focused on executing our priorities for the second half. Demand across our end markets and our pipeline of opportunities continues to be strong, with significant activity underway in key businesses.
“Alongside the strength of our core business, I am especially proud of our year to date progress on M&A. We have committed $3.5 billion to investments that are expected to create immediate value for Shareholders, with projected accretive growth profiles, higher adjusted EBITDA margins, increased adjusted EPS in the first year, and improving ROIC over time.
“While the broader economic environment remains uncertain, we are committed to maintaining discipline and taking the necessary actions to achieve our goals.”
Rafael Santana President and CEO

•GAAP Diluted Earnings Per Share of $1.96, Up 19.5%; Adjusted Diluted Earnings Per Share of $2.27, Up 15.8%

•GAAP Operating Margin at 17.4%; Adjusted Operating Margin Up 1.8 pts to 21.1%

•Strong 12-month backlog growth of 11.9%; Sales Growth of 2.3% to $2.71 billion, adversely impacted by timing of locomotive shipments

•Returned $94 million to Shareholders via Dividends and Share Repurchases

•Raises 2025 Adjusted Diluted Earnings Per Share range to $8.55 - $9.15 driven by first half performance, M&A, and focus on prudent cost management

PITTSBURGH, July 24, 2025 – Wabtec Corporation (NYSE: WAB) today reported second quarter 2025 GAAP earnings per diluted share of $1.96, up 19.5% versus the second quarter of 2024. Adjusted earnings per diluted share were $2.27, up 15.8% versus the same quarter a year ago. Second quarter sales were $2.71 billion and cash from operations was $209 million.

2025 Second Quarter Consolidated Results

Wabtec Corporation Consolidated Financial Results
$ in millions except earnings per share and percentages; margin change in percentage points (pts)	Second Quarter
	2025	2024	Change
Net Sales	$2,706	$2,644	2.3%

GAAP Gross Margin	34.7%	33.0%	1.7 pts
Adjusted Gross Margin	34.8%	33.3%	1.5 pts
GAAP Operating Margin	17.4%	16.3%	1.1 pts
Adjusted Operating Margin	21.1%	19.3%	1.8 pts

GAAP Diluted EPS	$1.96	$1.64	19.5%
Adjusted Diluted EPS	$2.27	$1.96	15.8%

Cash Flow from Operations	$209	$235	$(26)
Operating Cash Flow Conversion	46%	57%

•Sales increased 2.3% compared to the year-ago quarter driven by higher sales in the Transit segment partially offset by lower Equipment sales. Freight revenue was adversely impacted by lower locomotive deliveries than expected due to a supplied part issue.
•GAAP operating margin was higher than the prior year at 17.4%, and adjusted operating margin was higher than the prior year at 21.1%. Both GAAP and adjusted operating margins benefited from higher sales and improved gross margins.
•GAAP EPS and adjusted EPS increased from the year-ago quarter primarily due to higher sales, operating margin expansion and benefits from share repurchases.

2025 Second Quarter Freight Segment Results

Wabtec Corporation Freight Segment Financial Results
Net sales $ in millions; margin change in percentage points (pts)	Second Quarter
	2025	2024	Change
Net Sales	$1,919	$1,920	(0.1)%
GAAP Gross Margin	36.3%	34.8%	1.5 pts
Adjusted Gross Margin	36.4%	35.1%	1.3 pts
GAAP Operating Margin	21.6%	20.4%	1.2 pts
Adjusted Operating Margin	25.0%	24.1%	0.9 pts

•Freight segment sales for the second quarter were largely flat compared to the year ago quarter. Services sales were up 6.0% due to higher parts sales and modernization deliveries; however, this was largely offset with the impact of lower locomotive deliveries in the quarter due to a supplied part issue and lower mining sales. These deliveries are expected to shift to the 2nd half of 2025.
•GAAP operating margin and adjusted operating margin benefited from improved gross margin.

2025 Second Quarter Transit Segment Results

Wabtec Corporation Transit Segment Financial Results
Net sales $ in millions; margin change in percentage points (pts)	Second Quarter
	2025	2024	Change
Net Sales	$787	$724	8.7%
GAAP Gross Margin	30.7%	28.3%	2.4 pts
Adjusted Gross Margin	30.9%	28.6%	2.3 pts
GAAP Operating Margin	13.9%	11.3%	2.6 pts
Adjusted Operating Margin	15.2%	12.7%	2.5 pts

•Transit segment sales for the second quarter were up 8.7% driven by higher OE and aftermarket sales.
•GAAP and adjusted operating margins were up as a result of higher sales and improved gross margins.

Backlog

Wabtec Corporation Consolidated Backlog Comparison
Backlog $ in millions	June 30,
	2025	2024	Change
12-Month Backlog	$8,210	$7,334	11.9%
Total Backlog	$21,828	$22,075	(1.1)%

•The Company’s multi-year backlog continues to provide strong visibility. At June 30, 2025, the 12-month backlog was $876 million higher than the prior year period. At June 30, 2025, the multi-year backlog was $247 million lower than the prior year period, and excluding foreign currency exchange, the multi-year backlog was $448 million lower, down 2.0%.

Cash Flow and Liquidity Summary
•During the second quarter, cash provided by operations was $209 million versus $235 million in the year ago period partially due to higher working capital, which was affected by higher inventories due to the delay in Q2 locomotive deliveries and timing of customer deposits.
•At the end of the quarter, the Company had cash, cash equivalents and restricted cash of $1.50 billion and total debt of $4.78 billion. At June 30, 2025, the Company’s total available liquidity was $4.09 billion, which includes cash and cash equivalents plus $2.25 billion available under current credit facilities and $350 million borrowings available under our Revolving Receivables Program.
•During the quarter, the Company paid $44 million in dividends and repurchased $50 million of Wabtec shares.

2025 Financial Guidance
•Wabtec revenue guidance was increased by $200 million at the mid-point with a range of $10.925 billion to $11.225 billion, largely reflecting the acquisition of Evident Inspection Technologies Division completed on July 1, 2025.
•Wabtec increased its 2025 adjusted EPS guidance range to $8.55 to $9.15, up $0.20 at the mid-point.
•For full year 2025, Wabtec expects operating cash flow conversion of greater than 90 percent.

About Wabtec
Wabtec Corporation (NYSE: WAB) is revolutionizing the way the world moves for future generations. The company is a leading global provider of equipment, systems, digital solutions and value-added services for the freight and transit rail industries, as well as the mining, marine and industrial markets. Wabtec has been a leader in the rail industry for over 155 years and has a vision to achieve a sustainable rail system in the U.S. and worldwide. Visit Wabtec’s website at www.wabteccorp.com.

Forecasted GAAP Earnings Reconciliation
Wabtec is not presenting a quantitative reconciliation of our forecasted GAAP earnings per diluted share to forecasted adjusted earnings per diluted share in reliance on the unreasonable efforts exemption provided under Item 10(e)(1)(i)(B) of Regulation S-K. Wabtec is unable to predict with reasonable certainty and without unreasonable effort the impact and timing of restructuring-related and other charges, including acquisition-related expenses and the outcome of certain regulatory, legal and tax matters. The financial impact of these items is uncertain and is dependent on various factors, including timing, and could be material to our Consolidated Statements of Earnings.

Conference Call Information
Wabtec will host a call with analysts and investors at 8:30 a.m. ET, today. To listen via webcast, go to Wabtec’s website at www.WabtecCorp.com and click on “Events & Presentations” in the “Investor Relations” section. Also, an audio replay of the call will be available by calling 1-877-344-7529 or 1-412-317-0088 (access code: 1965240).

Information about non-GAAP Financial Information and Forward-Looking Statements
Wabtec’s earnings release and 2025 financial guidance mentions certain non-GAAP financial performance measures, including adjusted gross profit, adjusted operating expenses, adjusted operating margin, adjusted gross margin, EBITDA, adjusted EBITDA, adjusted income tax expense, adjusted income from operations, adjusted interest and other expense, adjusted net income, adjusted earnings per diluted share and operating cash flow conversion. Wabtec defines EBITDA as earnings before interest, taxes, depreciation and amortization. Adjusted EBITDA is further adjusted by restructuring costs. Wabtec defines operating cash flow conversion as net cash provided by operating activities divided by net income plus depreciation and amortization including deferred debt cost amortization. While Wabtec believes these are useful supplemental measures for investors, they are not presented in accordance with GAAP. Investors should not consider non-GAAP measures in isolation or as a substitute for net income, cash flows from operations, or any other items calculated in accordance with GAAP. In addition, the non-GAAP financial measures included in this release have inherent material limitations as performance measures because they add back certain expenses incurred by the Company to GAAP financial measures, resulting in those expenses not being taken into account in the applicable non-GAAP financial measure. Because not all companies use identical calculations, Wabtec’s presentation of non-GAAP financial measures may not be comparable to other similarly titled measures of other companies. Included in this release are reconciliation tables that provide details about how adjusted results relate to GAAP results.

This communication contains “forward-looking” statements as that term is defined in Section 27A of the Securities Act of 1933, and Section 21E of the Securities Exchange Act of 1934, as amended by the Private Securities Litigation Reform Act of 1995. All statements, other than historical facts, including statements regarding Wabtec’s plans, objectives, expectations and intentions; Wabtec’s expectations about future sales, earnings and cash conversion; Wabtec’s expectations for evolving global industry, market and macro-economic conditions and their impact on Wabtec’s business; synergies and other expected benefits from Wabtec’s acquisitions; Wabtec’s expectations for production and demand conditions; and any assumptions underlying any of the foregoing, are forward-looking statements. Forward-looking statements concern future circumstances and results and other statements that are not historical facts and are sometimes identified by the words “may,” “will,” “should,” “potential,” “intend,” “expect,” “endeavor,” “seek,” “anticipate,” “estimate,” “overestimate,” “underestimate,” “believe,” “could,” “project,” “predict,” “continue,” “target” or other similar words or expressions. Forward-looking statements are based upon current plans, estimates and expectations that are subject to risks, uncertainties and assumptions. Should one or more of these risks or uncertainties materialize, or should underlying assumptions prove incorrect, actual results may vary materially from those indicated or anticipated by such forward-looking statements. The inclusion of such statements should not be regarded as a representation that such plans, estimates or expectations will be achieved. Important factors that could cause actual results to differ materially from such plans, estimates or expectations include, among others, (1) changes in general economic and/or industry specific conditions, including the impacts of significant recent shifts in trade policies (including the imposition of tariffs and retaliatory tariff measures) as well as tax programs, inflation, supply chain disruptions, foreign currency exchange and industry consolidation and market reactions to these factors; (2) changes in the financial condition or operating strategies of Wabtec’s customers; (3) unexpected costs, charges or expenses resulting from acquisitions and potential failure to realize synergies and other anticipated benefits of acquisitions, including as a result of integrating acquired targets into Wabtec; (4) inability to retain and hire key personnel; (5) evolving legal, regulatory and tax regimes; (6) changes in the expected timing of projects; (7) a decrease in freight or passenger rail traffic; (8) an increase in manufacturing costs; (9) actions by third parties, including government agencies; (10) the impacts of epidemics, pandemics or similar public health crises on the global economy and, in particular, our customers, suppliers and end-markets, (11) potential disruptions, instability and volatility in global markets as a result of global military action, acts of terrorism or armed conflict, including Russia’s invasion of Ukraine; (12) cybersecurity and data protection risks and (13) other risk factors as detailed from time to time in Wabtec’s reports filed with the SEC, including Wabtec’s annual report on Form 10-K, periodic quarterly reports on Form 10-Q, current reports on Form 8-K and other documents filed with the SEC. The foregoing list of important factors is not exclusive. Any forward-looking statements speak only as of the date of this communication. Wabtec does not undertake any obligation to update any forward-looking statements, whether as a result of new information or development, future events or otherwise, except as required by law. Readers are cautioned not to place undue reliance on any of these forward-looking statements.

Wabtec Investor Contact
Kyra Yates / Kyra.Yates@wabtec.com / 817-349-2735

Wabtec Media Contact
Tim Bader / Tim.Bader@wabtec.com / 682-319-7925

Appendix A
WESTINGHOUSE AIR BRAKE TECHNOLOGIES CORPORATION
CONDENSED CONSOLIDATED STATEMENTS OF INCOME
FOR THE THREE AND SIX MONTHS ENDED JUNE 30, 2025 AND 2024
(AMOUNTS IN MILLIONS EXCEPT PER SHARE DATA)
(UNAUDITED)

	Three Months Ended June 30,		Six Months Ended June 30,

	2025	2024	2025	2024

Net sales	$2,706	$2,644	$5,316	$5,141
Cost of sales	(1,768)	(1,770)	(3,478)	(3,452)
Gross profit	938	874	1,838	1,689
Gross profit as a % of Net sales	34.7%	33.0%	34.6%	32.8%

Selling, general and administrative expenses	(347)	(316)	(654)	(597)
Engineering expenses	(50)	(57)	(96)	(105)
Amortization expense	(69)	(71)	(142)	(145)
Total operating expenses	(466)	(444)	(892)	(847)
Operating expenses as a % of Net sales	17.2%	16.8%	16.8%	16.5%

Income from operations	472	430	946	842
Income from operations as a % of Net sales	17.4%	16.3%	17.8%	16.4%

Interest expense, net	(46)	(49)	(92)	(96)
Other income, net	24	4	22	2
Income before income taxes	450	385	876	748

Income tax expense	(111)	(94)	(210)	(180)
Effective tax rate	24.8%	24.5%	24.0%	24.1%

Net income	339	291	666	568

Less: Net income attributable to noncontrolling interest	(3)	(2)	(8)	(7)

Net income attributable to Wabtec shareholders	$336	$289	$658	$561

Earnings Per Common Share
Basic
Net income attributable to Wabtec shareholders	$1.96	$1.64	$3.84	$3.18
Diluted
Net income attributable to Wabtec shareholders	$1.96	$1.64	$3.84	$3.17

Weighted average shares outstanding
Basic	170.6	175.4	170.6	176.0
Diluted	171.2	176.0	171.2	176.6

Appendix A
WESTINGHOUSE AIR BRAKE TECHNOLOGIES CORPORATION
CONDENSED CONSOLIDATED STATEMENTS OF INCOME (CONTINUED)
FOR THE THREE AND SIX MONTHS ENDED JUNE 30, 2025 AND 2024
(AMOUNTS IN MILLIONS EXCEPT PER SHARE DATA)
(UNAUDITED)

	Three Months Ended June 30,		Six Months Ended June 30,

	2025	2024	2025	2024
Segment Information
Freight Net sales	$1,919	$1,920	$3,820	$3,744
Freight Income from operations	$415	$391	$835	$759
Freight Operating margin	21.6%	20.4%	21.9%	20.3%

Transit Net sales	$787	$724	$1,496	$1,397
Transit Income from operations	$109	$82	$199	$156
Transit Operating margin	13.9%	11.3%	13.3%	11.2%

Backlog Information (Note: 12-month is a sub-set of total)	June 30, 2025	March 31, 2025	June 30, 2024
Freight Total	$17,136	$17,851	$17,929
Transit Total	4,692	4,451	4,146
Wabtec Total	$21,828	$22,302	$22,075

Freight 12-month	$6,024	$6,069	$5,504
Transit 12-month	2,186	2,127	1,830
Wabtec 12-month	$8,210	$8,196	$7,334

Appendix B
WESTINGHOUSE AIR BRAKE TECHNOLOGIES CORPORATION
CONDENSED CONSOLIDATED BALANCE SHEETS
(UNAUDITED)

	June 30, 2025	December 31, 2024
In millions
Cash, cash equivalents and restricted cash	$1,499	$715
Receivables, net	1,999	1,702
Inventories, net	2,571	2,314
Other current assets	285	212
Total current assets	6,354	4,943
Property, plant and equipment, net	1,476	1,447
Goodwill	8,936	8,710
Other intangible assets, net	2,889	2,934
Other noncurrent assets	736	668
Total Assets	$20,391	$18,702
Current liabilities	$3,606	$3,792
Long-term debt	4,784	3,480
Other long-term liabilities	1,156	1,297
Total Liabilities	9,546	8,569
Shareholders' equity	10,801	10,091
Noncontrolling interest	44	42
Total Equity	10,845	10,133
Total Liabilities and Equity	$20,391	$18,702

Appendix C
WESTINGHOUSE AIR BRAKE TECHNOLOGIES CORPORATION
CONDENSED CONSOLIDATED STATEMENTS OF CASH FLOWS
(UNAUDITED)

	Six Months Ended June 30,
	2025	2024
In millions
Operating activities
Net income	$666	$568
Non-cash expense	219	246
Receivables	(243)	(146)
Inventories	(180)	(120)
Accounts payable	74	93
Other assets and liabilities	(136)	(72)
Net cash provided by operating activities	400	569

Net cash used for investing activities	(98)	(57)

Net cash provided by (used for) financing activities	454	(523)

Effect of changes in currency exchange rates	28	(14)

Increase (decrease) in cash	784	(25)

Cash, cash equivalents and restricted cash, beginning of period	715	620
Cash, cash equivalents and restricted cash, end of period	$1,499	$595

Appendix D
Set forth below is the calculation of the non-GAAP performance measures included in this press release. We believe that these measures provide useful supplemental information to assess our operating performance and to evaluate period-to-period comparisons. Non-GAAP financial measures should be viewed in addition to, and not as an alternative for, Wabtec’s reported results prepared in accordance with GAAP.

Wabtec Corporation
Reconciliation of Reported Results to Adjusted Results
(in millions)	Second Quarter 2025 Actual Results
	Net	Gross	Operating	Income from	Interest &		Net	Noncontrolling	Wabtec
	Sales	Profit	Expenses	Operations	Other Exp	Tax	Income	Interest	Net Income	EPS

Reported Results	$2,706	$938	$(466)	$472	$(22)	$(111)	$339	$(3)	$336	$1.96

Restructuring and Portfolio Optimization costs	—	3	3	6	—	(2)	4	—	4	$0.02

Transaction costs	—	—	25	25	(32)	4	(3)	—	(3)	$(0.02)

Non-cash Amortization expense	—	—	69	69	—	(17)	52	—	52	$0.31

Adjusted Results	$2,706	$941	$(369)	$572	$(54)	$(126)	$392	$(3)	$389	$2.27

Fully Diluted Shares Outstanding										171.2

Wabtec Corporation
Reconciliation of Reported Results to Adjusted Results
(in millions)	Second Quarter Year-to-Date 2025 Actual Results
	Net	Gross	Operating	Income from	Interest &		Net	Noncontrolling	Wabtec
	Sales	Profit	Expenses	Operations	Other Exp	Tax	Income	Interest	Net Income	EPS

Reported Results	$5,316	$1,838	$(892)	$946	$(70)	$(210)	$666	$(8)	$658	$3.84

Restructuring and Portfolio Optimization costs	—	6	9	15	—	(4)	11	—	11	$0.06

Transaction costs	—	—	35	35	(32)	2	5	—	5	$0.03

Non-cash Amortization expense	—	—	141	141	—	(34)	107	—	107	$0.62

Adjusted Results	$5,316	$1,844	$(707)	$1,137	$(102)	$(246)	$789	$(8)	$781	$4.55

Fully Diluted Shares Outstanding										171.2

Appendix D
Set forth below is the calculation of the non-GAAP performance measures included in this press release. We believe that these measures provide useful supplemental information to assess our operating performance and to evaluate period-to-period comparisons. Non-GAAP financial measures should be viewed in addition to, and not as an alternative for, Wabtec’s reported results prepared in accordance with GAAP.

Wabtec Corporation
Reconciliation of Reported Results to Adjusted Results
(in millions)	Second Quarter 2024 Actual Results
	Net	Gross	Operating	Income from	Interest &		Net	Noncontrolling	Wabtec
	Sales	Profit	Expenses	Operations	Other Exp	Tax	Income	Interest	Net Income	EPS

Reported Results	$2,644	$874	$(444)	$430	$(45)	$(94)	$291	$(2)	$289	$1.64

Restructuring and Portfolio Optimization costs	—	6	4	10	(4)	(2)	4	—	4	$0.02

Non-cash Amortization expense	—	—	70	70	—	(17)	53	—	53	$0.30

Adjusted Results	$2,644	$880	$(370)	$510	$(49)	$(113)	$348	$(2)	$346	$1.96

Fully Diluted Shares Outstanding										176.0

Wabtec Corporation
Reconciliation of Reported Results to Adjusted Results
(in millions)	Second Quarter Year-to-Date 2024 Actual Results
	Net	Gross	Operating	Income from	Interest &		Net	Noncontrolling	Wabtec
	Sales	Profit	Expenses	Operations	Other Exp	Tax	Income	Interest	Net Income	EPS

Reported Results	$5,141	$1,689	$(847)	$842	$(94)	$(180)	$568	$(7)	$561	$3.17

Restructuring and Portfolio Optimization costs	—	12	8	20	(4)	(4)	12	—	12	$0.07

Non-cash Amortization expense	—	—	143	143	—	(34)	109	—	109	$0.61

Adjusted Results	$5,141	$1,701	$(696)	$1,005	$(98)	$(218)	$689	$(7)	$682	$3.85

Fully Diluted Shares Outstanding										176.6

Appendix D
Set forth below is the calculation of the non-GAAP performance measures included in this press release. We believe that these measures provide useful supplemental information to assess our operating performance and to evaluate period-to-period comparisons. Non-GAAP financial measures should be viewed in addition to, and not as an alternative for, Wabtec’s reported results prepared in accordance with GAAP.

Wabtec Corporation
Reconciliation of Reported Results to Adjusted Results
(in millions)	Fourth Quarter Year-to-Date 2024 Actual Results
	Net	Gross	Operating	Income from	Interest &		Net	Noncontrolling	Wabtec
	Sales	Profit	Expenses	Operations	Other Exp	Tax	Income	Interest	Net Income	EPS

Reported Results	$10,387	$3,366	$(1,757)	$1,609	$(199)	$(343)	$1,067	$(11)	$1,056	$6.04

Restructuring and Portfolio Optimization costs	—	37	33	70	(4)	(16)	50	—	50	$0.28

Non-cash Amortization expense	—	—	288	288	—	(70)	218	—	218	$1.24

Adjusted Results	$10,387	$3,403	$(1,436)	$1,967	$(203)	$(429)	$1,335	$(11)	$1,324	$7.56

Fully Diluted Shares Outstanding										174.8

Wabtec Corporation
Reconciliation of Reported Results to Adjusted Results
(in millions)	Fourth Quarter Year-to-Date 2023 Actual Results
	Net	Gross	Operating	Income from	Interest &		Net	Noncontrolling	Wabtec
	Sales	Profit	Expenses	Operations	Other Exp	Tax	Income	Interest	Net Income	EPS

Reported Results	$9,677	$2,944	$(1,678)	$1,266	$(174)	$(267)	$825	$(10)	$815	$4.53

Restructuring and Portfolio Optimization costs	—	38	41	79	—	(17)	62	—	62	$0.34

Gain on LKZ investment	—	—	—	—	(35)	—	(35)	—	(35)	$(0.19)

Non-cash Amortization expense	—	—	298	298	—	(74)	224	—	224	$1.24

Adjusted Results	$9,677	$2,982	$(1,339)	$1,643	$(209)	$(358)	$1,076	$(10)	$1,066	$5.92

Fully Diluted Shares Outstanding										179.5

Appendix E
Set forth below is the calculation of the non-GAAP performance measures included in this press release. We believe that these measures provide useful supplemental information to assess our operating performance and to evaluate period-to-period comparisons. Non-GAAP financial measures should be viewed in addition to, and not as an alternative for, Wabtec’s reported results prepared in accordance with GAAP.

Wabtec Corporation
Second Quarter 2025 EBITDA Reconciliation
(in millions)
	Reported Income	+	Other Income	+	Depreciation &	=	EBITDA	+	Restructuring &	=	Adjusted
	from Operations		(Expense)		Amortization				Transaction Costs		EBITDA

Consolidated Results	$472		$24		$115		$611		$(3)		$608

Wabtec Corporation
Second Quarter 2025 YTD EBITDA Reconciliation
(in millions)
	Reported Income	+	Other Income	+	Depreciation &	=	EBITDA	+	Restructuring &	=	Adjusted
	from Operations		(Expense)		Amortization				Transaction Costs		EBITDA

Consolidated Results	$946		$22		$234		$1,202		$14		$1,216

Wabtec Corporation
Second Quarter 2024 EBITDA Reconciliation
(in millions)
	Reported Income	+	Other Income	+	Depreciation &	=	EBITDA	+	Restructuring	=	Adjusted
	from Operations		(Expense)		Amortization				Costs		EBITDA

Consolidated Results	$430		$4		$116		$550		$5		$555

Wabtec Corporation
Second Quarter 2024 YTD EBITDA Reconciliation
(in millions)
	Reported Income	+	Other Income	+	Depreciation &	=	EBITDA	+	Restructuring	=	Adjusted
	from Operations		(Expense)		Amortization				Costs		EBITDA

Consolidated Results	$842		$2		$238		$1,082		$13		$1,095

Appendix F
WESTINGHOUSE AIR BRAKE TECHNOLOGIES CORPORATION
SALES BY PRODUCT LINE
(UNAUDITED)

	Three Months Ended June 30,
In millions	2025	2024
Freight Segment
Services	$781	$737
Equipment	546	570
Components	401	414
Digital Intelligence	191	199
Total Freight Segment	$1,919	$1,920

Transit Segment
Original Equipment Manufacturer	$353	$310
Aftermarket	434	414
Total Transit Segment	$787	$724
	Six Months Ended June 30,
In millions	2025	2024
Freight Segment
Services	$1,644	$1,475
Equipment	1,022	1,096
Components	782	798
Digital Intelligence	372	375
Total Freight Segment	$3,820	$3,744

Transit Segment
Original Equipment Manufacturer	$675	$620
Aftermarket	821	777
Total Transit Segment	$1,496	$1,397

Appendix G
WESTINGHOUSE AIR BRAKE TECHNOLOGIES CORPORATION
RECONCILIATION OF REPORTED RESULTS TO ADJUSTED RESULTS - BY SEGMENT
(UNAUDITED)

	Three Months Ended June 30,				Six Months Ended June 30,
	2025		2024		2025		2024
In millions	Gross Profit	Income from Operations	Gross Profit	Income from Operations	Gross Profit	Income from Operations	Gross Profit	Income from Operations

Freight Segment Reported Results	$697	$415	$669	$391	$1,382	$835	$1,294	$759
Freight Segment Reported Margin	36.3%	21.6%	34.8%	20.4%	36.2%	21.9%	34.6%	20.3%

Restructuring and Portfolio Optimization costs	2	1	5	5	4	4	8	8
Transaction costs	—	1	—	—	—	1	—	—
Non-cash Amortization expense	—	63	—	66	—	128	—	134

Freight Segment Adjusted Results	$699	$480	$674	$462	$1,386	$968	$1,302	$901
Freight Segment Adjusted Margin	36.4%	25.0%	35.1%	24.1%	36.3%	25.3%	34.8%	24.1%

Transit Segment Reported Results	$241	$109	$205	$82	$456	$199	$395	$156
Transit Segment Reported Margin	30.7%	13.9%	28.3%	11.3%	30.5%	13.3%	28.3%	11.2%

Restructuring and Portfolio Optimization costs	1	5	1	5	2	11	4	12
Non-cash Amortization expense	—	6	—	4	—	13	—	9

Transit Segment Adjusted Results	$242	$120	$206	$91	$458	$223	$399	$177
Transit Segment Adjusted Margin	30.9%	15.2%	28.6%	12.7%	30.7%	14.9%	28.6%	12.7%

Appendix H
WESTINGHOUSE AIR BRAKE TECHNOLOGIES CORPORATION
RECONCILIATION OF CHANGES IN NET SALES - BY SEGMENT
(UNAUDITED)

	Three Months Ended June 30,
In millions	Freight	Transit	Consolidated

2024 Net sales	$1,920	$724	$2,644

Acquisitions	18	9	27
Foreign Exchange	(11)	22	11
Organic	(8)	32	24

2025 Net sales	$1,919	$787	$2,706

Change ($)	(1)	63	62
Change (%)	(0.1)%	8.7%	2.3%

	Six Months Ended June 30,
2024 Net sales	$3,744	$1,397	$5,141

Acquisitions	33	17	50
Foreign Exchange	(37)	5	(32)
Organic	80	77	157

2025 Net sales	$3,820	$1,496	$5,316

Change ($)	76	99	175
Change (%)	2.0%	7.1%	3.4%

Appendix I

Set forth below is the calculation of the non-GAAP performance measures included in this press release. We believe that these measures provide useful supplemental information to assess our operating performance and to evaluate period-to-period comparisons. Non-GAAP financial measures should be viewed in addition to, and not as an alternative for, Wabtec's reported results prepared in accordance with GAAP.

Wabtec Corporation
2025 Second Quarter Cash Conversion Calculation
(in millions)
	Reported Cash from Operations	÷	(Net Income	+	Depreciation & Amortization)	=	Cash Conversion

Consolidated Results	$209		$339		$117		46%

Wabtec Corporation
2025 Second Quarter YTD Cash Conversion Calculation
(in millions)
	Reported Cash from Operations	÷	(Net Income	+	Depreciation & Amortization)	=	Cash Conversion

Consolidated Results	$400		$666		$237		44%

Wabtec Corporation
2024 Second Quarter Cash Conversion Calculation
(in millions)
	Reported Cash from Operations	÷	(Net Income	+	Depreciation & Amortization)	=	Cash Conversion

Consolidated Results	$235		$291		$118		57%

Wabtec Corporation
2024 Second Quarter YTD Cash Conversion Calculation
(in millions)
	Reported Cash from Operations	÷	(Net Income	+	Depreciation & Amortization)	=	Cash Conversion

Consolidated Results	$569		$568		$241		70%